Exhibit 10.26

NAVTEQ

EVALUATION AGREEMENT (North America)

This Evaluation Agreement (the “Agreement”), is between NAVTEQ North America, LLC, a Delaware limited liability company (together with its parent company and its parent company's subsidiaries, “NT”), and the person or entity identified in the signature line below (“Company”) dated as of the latest date of signature below (the "Effective Date”).

1.           License. With respect to each Schedule attached hereto: NT grants Company the non-exclusive, non-transferable, non-sublicensable, restricted right, for the Term set forth in the Schedule, to use and evaluate the data, software, documentation or other items or information, in each case as described under each Schedule hereto (the “NT Materials”) solely for the Business Purpose defined In the Schedule, which is incorporated herein by reference. Unless Company enters into a separate agreement with NT which specifically extends the Term, or Company signs a license agreement with NT which allows Company to retain the NT Materials, Company will, within ten business days after the expiration of the Term, return all such NT Materials, or certify in writing that all such NT Materials have been destroyed.

2.           Term and Termination. The term of this Agreement shall commence on the Effective Date and shall expire on the later of the third anniversary thereof or the latest date of expiration or termination of any Schedule entered into prior to such third anniversary. NT may terminate this Agreement and/or any Schedule at any time in the event of any breach by Company.

3.           Restrictions. Company shall not copy or reproduce any NT Materials, except with NT's prior written authorization. Company shall not disclose, publish, sell, transfer, distribute or otherwise reveal any NT Materials to any third party whatsoever, except with NT’s prior written authorization. Company shall not disassemble, decompile or otherwise reverse engineer any NT Materials.

4.           Ownership/Assignment. NT is the owner of the NT Materials and derivations therefrom, including all intellectual property rights thereto. Nothing stated herein shall be deemed to grant, transfer, assign or set over unto Company any right, title, interest or ownership of the NT Materials, all of which Is hereby expressly reserved by NT. Company may not assign its rights or obligations under this Agreement.

5.           Disclaimer and Limitation. COMPANY ACKNOWLEDGES THAT NT AND ITS LICENSORS ARE PROVIDING THE NT MATERIALS TO COMPANY "AS IS” AND THAT THE NT MATERIALS ARE NOT NECESSARILY REPRESENTATIVE OF ANY CORRESPONDING COMMERCIAL PRODUCT OF NT. NT AND ITS LICENSORS MAKE NO GUARANTEES, REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE NT MATERIALS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, INCLUDING BUT NOT LIMITED TO, EFFECTIVENESS, COMPLETENESS, ACCURACY OR FITNESS FOR A PARTICULAR PURPOSE. WITHOUT LIMITING THE FOREGOING. NT AND ITS LICENSORS EXPRESSLY DISCLAIM ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND ANY WARRANTY OF NON-INFRINGEMENT. NT AND ITS LICENSORS SHALL NOT BE LIABLE FOR ANY CLAIM, DEMAND OR ACTION, IRRESPECTIVE OF THE NATURE OF THE CAUSE THEREOF, OR FOR ANY LOSS, INJURY OR DAMAGES, DIRECT OR INDIRECT, INCLUDING WITHOUT LIMITATION, AMOUNTS REPRESENTING LOSS OF REVENUES OR PROFITS. LOSS OF BUSINESS OR CONTRACTS, PERSONAL INJURY, PRODUCT LIABILITY, PROPERTY DAMAGE OR INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF COMPANY'S USE, POSSESSION OR EVALUATION OF THE NT MATERIALS OR FROM ANY DEFECT IN THE NT MATERIALS. NOTWITHSTANDING THE FOREGOING, IN NO EVENT SHALL NT'S LIABILITY WITH RESPECT TO THIS AGREEMENT EXCEED FIVE HUNDRED (500) DOLLARS.

6.           Indemnity. Company agrees to indemnify and hold harmless NT and its licensors from and against any and all claims, liabilities, losses and expenses, including reasonable attorneys’ fees, arising out of Company's use of the NT Materials.

RECEIVED 9/8/04

D/LVK/787777.1

7.           Governing Law. This Agreement shall be construed in accordance with Illinois law under the sole Jurisdiction of the applicable state and federal courts of Illinois. The United Nations Convention of Contracts for the International Sale of Goods shall not apply to this Agreement.

8.           Export Law. To the extent that any such export laws, rules or regulations prohibit NT from complying with any of Its obligations hereunder, such failure shall be excused and shall not constitute a breach of this Agreement.

9.           Entire Agreement. This Agreement together with its Schedules constitutes the entire agreement between the parties regarding the subject matter hereof and supersedes any and all prior negotiations, promises, commitments, undertakings and agreements of the parties relating thereto.

10.         Notices. All notices required or permitted under this Agreement shall be delivered by hand, fax or nationally recognized overnight courier addressed if to NT and if to Company at the NT Address and the Company Address set forth in this Agreement. All such notices and other written communications shall be effective (1) if sent by overnight courier, two business days after mailing, and (2) if sent otherwise, upon delivery as evidenced by proof of receipt,

11.         Modifications and Validity of Signature. This Agreement is provided in a pre-printed or read-only electronic form published by NT. The provisions of this Agreement may be modified only in writing and if signed by duly authorized representatives of the parties which, in the case of NT, is an Officer of the corporation. General Managers (under that title) of business units of NT are authorized to sign this Agreement in its unmodified form. In the event that this Agreement contains modifications and is signed by an NT Business Unit Manager or other employee, agent or other representative of NT other than an Officer, such modifications shall be null and void and this Agreement shall be construed as if such modifications had not been made.

Company: Navitrak International Corp.	NAVTEQ North America, LLC
By: /s/ Pino Chen	By: /s/ Lawrence M. Kaplan
Print Name: Pino Chen	Print Name: Lawrence M. Kaplan
Title: Manager, Airborne Product	Title: VP & General Counsel
Date: Sept 3, 2004	Date: 9-14-04
Address for Legal Notices:	Address for Legal Notices:
Street: 1660 Hollis St. Suite 904	222 Merchandise Mart Plaza – Suite 900
City, State, Zip: Halifax, NS, B3J 1V7	Chicago, Illinois 60654
Attention: Elizabeth Duncan	Legal Fax No.: (312) 894-7228
Phone No.: (902) 429-1438	Return Fax No.: (847) 227-1529
Fax No.: (902) 429-1582	NT Requestor: Marc K. Hugus

☐ EXPORT CONTROL CHECK
Date: ______	By: ______

D/LVK/787777.1

NAVTEQ

Standard Evaluation Schedule No. 1

This Schedule to the Evaluation Agreement identified below between NAVTEQ North America, LLC and Company is made and entered into as of the Effective Date set forth below.

1.	Company:	Navtrak International Corp.
2.	Date of Evaluation Agreement:	As of latest date of signature on the Evaluation Agreement.
3.	Effective Date of this Schedule:	September 14, 2004
4.	Term:	A period of three (3) months commencing on the Effective Date.
5.	NT Materials to be provided:
	a.)	North America Data Coverage Areas (check applicable boxes, limit 2)

Parentheses denotes portions of states as designated by NT

☐	DCA1	CA,NV	☐	DCA7	CT,ME,MA,NH,RI,VT,(NJ,NY)
☐	DCA2	AZ,CO,ID,MT,NM,OR,UT,WA, WY,(TX)	☐	DCA8	DE,DC,VA,(MD,NJ,NC,PA)
☐	DCA3	IA,KS,MN,M0,NE,ND,SD,(IL,MI,Wl)	☐	DCA9	AL,FL,GA,SC,(NC)
☐	DCA4	AR,LA,MS,OK,(TN,TX)	☐	DCA10	Hawaii
☐	DCA5	(IL,IN,MI,OH,WI)	☐	DCA11	Canada
☐	DCA6	KY,WV,(IN,M0,NY,OH,PA,TN)	Otter: _________
b.)	Europe Data Coverage Areas (check applicable boxes, limit 2)
☐ Austria/Switzerland		☐ Italy	☐ Beneiux		☐ Czech Republic
☐ Spain/Portugal		☐ Great Britain/Ireland	☐ Germany		☐ Slovakia
☐ Scandinavia		☐ France	☐ Greece		☐ Other _______
c.)	NAVTEQ Map Voice Data
☐ US	☐ Germany	☐ France	☐ Great Britain/Ireland		☐ Italy	☐ Spain

d.)	Test & Taste Sample Data	☐ North America	☐ Europe	☐ World Markets

e.)	Premium POI Sample Data	☐ North America

f.)	Other	☒ World Markets – UAE

6.	Format:	☐ GDF	☐ SIF +	☐ ArcInfo	☐ Oracle Spatial
		☒ Arcview Premium	☐ Arcview Standard	☐ MapInfo Premium	☐ MapInfo Standard

7.	Business Purposes:	Evaluation of NT Materials for possible use in Company’s application.

8.	Evaluation Fee:	~~$600 for each Data Coverage Area shipped hereunder.~~ waived per Mike Buckley
No Fee shall apply to item d.) or e.) shipped hereunder.
Company shall pay the fee to NT within fifteen (15) days of the NT invoice date.

Company: Navitrak International Corp.	NAVTEQ North America, LLC
By: /s/ Pino Chen	By: /s/ Lawrence M. Kaplan
Print Name: Pino Chen	Print Name: Lawrence M. Kaplan
Title: Manager, Airborne Product	Title: VP & General Counsel
Date: Sept 3, 2004	Date: 9-14-04

D/LVK/787777.1

Address for Legal Notices:		Address for Legal Notices:
Street: 1660 Hollis St. Suite 904		NAVTEQ North America, LLC
City, State, Zip: Halifax, NS, B3J 1V7		222 Merchandise Mart Plaza – Suite 900
Attention: Elizabeth Duncan		Chicago, Illinois 60654
Phone No.: (902) 429-1438	Fax No.: (902) 429-1582	Legal Fax No.: (312) 894-7228
Return Fax No.: (312-894-7831)
Shipping Address (if different from above):		NT Requestor: Marc K. Hugus
Street: ______________
City, State, Zip: _____________
Attention: ___________ Phone No. ____________

D/LVK/787777.1